                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 7, 1996



                     Vanderbilt Mortgage and Finance, Inc.
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   Tennessee
- --------------------------------------------------------------------------------
(State or other jurisdiction of incorporation or organization)


          33-88238                                         62-0997810
- --------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                                Vanderbilt Mortgage and Finance, Inc.
                                4726 Airport Highway
                                Louisville, TN 37777
- --------------------------------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  423-970-7200


                                 Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

         On June 7, 1996, Chemical Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt Mortgage and Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass Through Certificates, Series 1996A.

Item 7.  Financial Statements and Exhibits

         (c)     Exhibits.

                 The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     Exhibit No.         Description                                Page
     -----------         -----------                                ----
     28                  Monthly Report delivered by                 3
                         the Trustee to Certificateholders
                         in connection with distribution
                         on June 7, 1996.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VANDERBILT MORTGAGE AND FINANCE, INC.
                                    as Servicer

                                By:     /s/ David R. Jordan
                                Name:   David R. Jordan
                                Title:  Controller



Dated:  June 7, 1996

Chemical Bank, Trustee                          Determination Date:    03-Jun-96
Manufactured Housing Contracts                  Remittance Date:       07-Jun-96
Senior/Subordinated Pass-Through                For the Period Ended:  25-May-96
Certificates Series 1996A
Information for Clauses (a) through (s), Section 7.01

                                                            Class A-1           Class A-2           Class A-3           Class A-4
(a) Class A and Class B Distribution Amounts               1,926,474.27          203,715.42          153,479.96           96,252.63

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due                              749,423.39
    (b) Partial Prepayments Received                          83,966.73
    (c) Principal Payments in Full (Scheduled Balance)       865,536.89
    (d) Liquidated Contract Scheduled Balance                      0.00
    (e) Section 3.05 Purchase Scheduled Balance                    0.00
    (f) Previously Undistributed Shortfalls
           in (a) through (e)                                      0.00
                                                          -------------       -------------       -------------       -------------
Total Principal Distribution                               1,718,927.01                0.00                0.00                0.00

(c) Interest Distribution                                    207,547.28          203,715.42          153,479.96           96,252.63
    Unpaid Interest Shortfall                                      0.00                0.00                0.00                0.00
                                                          -------------       -------------       -------------       -------------
Total Interest Distribution                                  207,547.26          203,715.42          153,479.96           96,252.63

(d) Beginning Class A and Class B Principal Balance       40,009,109.84       37,160,000.00       26,887,000.00       16,098,000.00
    Less: Principal Distribution                           1,718,927.01                0.00                0.00                0.00
                                                          -------------       -------------       -------------       -------------
    Remaining Class A and Class B Principal Balance       38,290,182.83       37,160,000.00       26,887,000.00       16,098,000.00

(e) Fees Due Servicer
    Monthly Servicing Fee                                    180,127.20
    Section 8.06 Reimbursement Amount                              0.00
    Section 6.02 Reimbursement Amount                         16,000.00
    Reimburseable Fees                                             0.00

                                                          -------------
Total Fees Due Servicer                                      196,127.20

                                                             Class A-5          Class A-6           Class B-1           Class B-2
(a) Class A and B Distribution Amounts                       126,893.25           90,913.46           67,310.50           53,260.25

(b) Formula Principal Distribution Amount
    (a) Scheduled Principal Due
    (b) Partial Prepayments Received
    (c) Principal Payments in Full (Scheduled Balance)
    (d) Liquidated Contract Scheduled Balance
    (e) Section 3.05 Purchase Scheduled Balance
    (f) Previously Undistributed Shortfalls
           in (a) through (e)
                                                          -------------       -------------       -------------        ------------
Total Principal Distribution                                       0.00                0.00                0.00                0.00

(c) Interest Distribution                                    126,893.25           90,913.46           67,310.50           53,260.25
    Unpaid Interest Shortfall                                      0.00                0.00                0.00                0.00
                                                          -------------       -------------       -------------        ------------
Total Interest Distribution                                  126,893.25           90,913.46           67,310.50           53,260.25

(d) Beginning Class A and Class B Principal Balance       20,508,000.00       13,942,000.00       10,456,000.00        7,842,000.00
    Less: Principal Distribution                                   0.00                0.00                0.00                0.00
                                                          -------------       -------------       -------------        ------------
    Remaining Class A and Class B Principal Balance       20,508,000.00       13,942,000.00       10,456,000.00        7,842,000.00


                                              No. of       Unpaid Principal
(f) Delinquency                              Contracts         Balance
    31-59 Days Delinquent                       87            1,841,669
    60-89 Days Delinquent                       18              429,132
    90+ Days Delinquent                          0                    0

(g) Section 3.05 Repurchases                                       0.00

(i) Class R Distribution Amount                              240,487.79
    Repossession Profits                                           0.00

(j) Principal Balance of Contracts
      in Repossession                                              0.00

(k) Aggregate Net Liquidation Losses                               0.00

(l) (x) Class B-2 Formula Distribution Amount                 53,260.25
    (y) Remaining Amount Available                           197,126.03
                                                          -------------
    Amount of (x) over (y)                                         0.00

(m) Class B-2 Liquidation Loss Amount                              0.00

(n) Guarantee Payment                                              0.00

(o) Unadvanced Shortfalls                                          0.00

(p) Number of units repossessed                                       0

(q) Principal Prepayments paid                               969,503.62

(r) Scheduled Principal Payments                             749,423.39

(s) Weighted Average Interest Rate                                12.00%

(h)       Pool Factor                   Original Balance       Rate
Class A-1        0.92593483                41,353,000.00      6.225%
Class A-2        1.00000000                37,180,000.00      6.575%
Class A-3        1.00000000                26,867,000.00      6.850%
Class A-4        1.00000000                16,098,000.00      7.175%
Class A-5        1.00000000                20,508,000.00      7.425%
Class A-6        1.00000000                13,942,000.00      7.825%
Class B-1        1.00000000                10,456,000.00      7.725%
Class B-2        1.00000000                 7,842,000.00      8.150%

Chemical Bank, Trustee                          Determination Date:    03-Jun-96
Manufactured Housing Contracts                  Remittance Date:       07-Jun-96
Senior/Subordinated Pass-Through                For the Period Ended:  25-May-96
Certificates Series 1996A


                 Computation of Available Distribution Amount

(i)   Certificate Account Balance at Monthly Cutoff-Vanderbilt                         3,156,735.90
      Certificate Account Balance at Monthly Cutoff-SubServicer                           98,295.98
(ii)  Monthly Advance made                                                                     0.00
(iii) Section 5.05 Certificate Fund Income-Vanderbilt                                      9,188.08
(iv)  Section 5.05 Certificate Fund Income-SubServicer                                       312.67
(v)   Principal due Holders                                                                    0.00
Less:
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-Vanderbilt                                        107,631.26
(i)   Scheduled Payments of principal and interest
      due subsequent to the Due Period-SubServicer                                             0.00
(ii)  Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                   0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                     0.00
   (iii) Monthly Servicing Fee                                                           180,127.20
   (iv)  Reimburseable Liquidation Expenses                                               16,000.00
   (v)   Section 6.04 (c) reimbursement                                                        0.00
   (vi)  Section 8.06 reimbursement                                                            0.00
   (vii) Amounts not required to be deposited-Sub-Servicer                                 1,986.64

Total Due Servicer                                                                       198,113.84

Available Distribution Amount-Vanderbilt                                               2,862,165.52
Available Distribution Amount-SubServicer                                                 96,622.01
To Class A and B                                                                       2,716,299.74

Monthly Excess Cashflow                                                                  240,487.79

Weighted Average Remaining Term (months)                                                     151.70

         Scheduled Balance Computation


         Prior Month Balance                                                         172,922,109.84

         Current Balance                                        171,266,014.22
                 Adv Principal                                       30,923.26
                 Del Principal                                       93,754.65
         Pool Scheduled Balance                                                      171,203,182.83


         Principal Payments in Full                                 865,536.89
         Partial Prepayments                                         83,966.73

         Scheduled Principal                                        749,423.39


         Collateral Balance                                                          171,266,014.22